UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	90-0748351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 675-8198
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

Termination of Independent Registered Public Accountant

In September 2015, First Liberty Power Corp. (the "Company") obtained confirmation of the closure of the accounting firm, De Joya Griffith and Company ("De Joya") that had been the registered independent auditor of the Company.

De Joya's audit report of the Company's audited financial statements for the years ended July 31, 2013 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company's ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit report, occurred during the fiscal year ended July 31, 2013.  During the Fiscal year ending July 31, 2014, and any subsequent applicable periods, there were no disagreements with De Joya, as described in Item 304(a)(1)(ii) of Regulation S-K.    The Company did obtain all working papers for the period ending July 31, 2014.

Engagement of Independent Registered Public Accountant

On May 5, 2011, the Company engaged the accounting firm of Heaton & Company, PLLC ("Heaton") and appointed it as the Company's new independent registered public accounting firm.

The engagement is to provide services to First Liberty for the years ended July 31, 2016, 2015 and 2014 pertaining to the audit of the balance sheets of the Company as of July 31, 2016, 2015 and 2014, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years then ended, and, based on the audits, to issue written reports on the Company's financial statements to be included in the annual report (Form 10-K) proposed to be filed by First Liberty under the Securities Exchange Act of 1934.   Furthermore, to undertake reviews of the Company's unaudited quarterly financial information for each of the four quarters and the year-to-date periods in the years ending July 31, 2017, 2016 and 2015, which are to be included in the quarterly reports (Form 10-Q) proposed to be filed by the Company under the Securities Exchange Act of 1934.

During the most recent fiscal year ended July 31, 2016, prior to the engagement of Heaton, the Company did not consult with Heaton with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Heaton has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

On November 30, 2016, William J. Voaden provided First Liberty Power Corp. with notice of his resignation from the Board of Directors (the "Board"), effective as of November 30, 2016, due to other commitments. Mr. Voaden had served on the Board since March 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: May 23, 2017	By:	/s/ Don Nicholson
	Name:	Don Nicholson
`	Title:	CEO